UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

YIELD10 BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33133	04-3158289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Presidential Way, Woburn, Massachusetts		01801
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 583-1700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	YTEN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On May 3, 2023, Yield10 Bioscience, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor and an existing investor, pursuant to which the Company agreed to issue and sell (i) an aggregate of 931,600 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), (ii) a pre-funded warrant (the “Pre-Funded Warrant”) to purchase 75,110 shares of Common Stock, and (iii) private placement warrants (the “Private Warrants”) to purchase an aggregate of 1,006,710 shares of Common Stock. The Shares, Pre-Funded Warrant and Private Warrants were sold on a combined basis for consideration equating to $2.98 for one Share and a Private Warrant to purchase one underlying share of Common Stock (or in lieu thereof, $2.9799 for a Pre-Funded Warrant to purchase one underlying share of Common Stock and a Private Warrant to purchase one underlying share of Common Stock). The exercise price of the Pre-Funded Warrant was $0.0001 per underlying share. The exercise price of the Private Warrant was $2.98 per underlying share.

The Shares and the Pre-Funded Warrant were offered pursuant to an effective registration statement on Form S-3 (File No. 333- 254830), as initially filed with the Securities and Exchange Commission (the “Commission”) on March 29, 2021, and declared effective by the Commission on April 2, 2021, and a related prospectus supplement filed with the Commission (the “Registered Direct Offering”). The Private Warrant was sold in a concurrent private placement (the “Private Placement”), exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of the Securities Act of 1933, as amended (the “Securities Act”).

The Pre-Funded Warrant is immediately exercisable and may be exercised at any time until the Pre-Funded Warrant is exercised in full, subject to the Beneficial Ownership Limitation (as described below).

The Private Warrants will be exercisable beginning six months from the date of issuance and will terminate five years from the initial exercisability date. The Private Warrants contain standard adjustments to the exercise price including for stock splits, stock dividends, rights offerings and pro rata distributions. The Private Warrants also include certain rights upon “fundamental transactions” (as described in the Private Warrants), including the right of the holders thereof to receive from the Company or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of Common Stock in such fundamental transaction in the amount of the Black Scholes value (as described in the Private Warrant) of the unexercised portion of the Private Warrant on the date of the consummation of such fundamental transaction.

The Pre-Funded Warrant includes cashless exercise rights at all times, and the Private Warrant includes cashless exercise rights to the extent the shares of Common Stock underlying the Private Warrant are not registered under the Securities Act.

Under the terms of the Pre-Funded Warrant and Private Warrants, a holder will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates, any other persons acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of Common Stock would or could be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended) would exceed 9.99% ((or 4.99% at the election of the holder) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrant, which percentage may be increased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 19.99% (the “Beneficial Ownership Limitation”).

The form of Pre-Funded Warrant, form of Private Warrant and Purchase Agreement are filed as Exhibits 4.1, 4.2 and 10.1, respectively, and the description of the terms of each is qualified in its entirety by reference to such exhibit. A copy of the opinion of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C. is attached as Exhibit 5.1 hereto.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 relating to the Private Placement and the Private Warrants is incorporated by reference into this Item 3.02 in its entirety. Based in part upon the representations of the Purchasers in the Purchase Agreement, the offering and sale of the Private Warrants will be exempt from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act. The sales of the Private Warrants and the shares of Common Stock issuable upon exercise of the Private Warrants by the Company in the Private Placement will not be registered under the Securities Act or any state securities laws and the Private Warrants and the shares of Common Stock issuable upon exercise of the Private Warrants may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements. The sale of such securities will not involve a public offering and will be made without general solicitation or general advertising. In the Purchase Agreement, the Purchasers represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

Item 8.01 Other Events.

On May 3, 2023, the Company issued a press release announcing the pricing of the Registered Direct Offering and Private Placement described above in Item 1.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit
No.	Description
4.1	Form of Pre-Funded Common Stock Purchase Warrant

4.2	Form of Common Stock Purchase Warrant

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

10.1	Securities Purchase Agreement, dated as of May 3, 2023, by and between the Company and the Purchasers.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (contained in Exhibit 5.1).

99.1	Press release dated May 3, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YIELD10 BIOSCIENCE, INC.

Date: May 4, 2023	By:	/s/ Oliver P. Peoples
Oliver P. Peoples
President & Chief Executive Officer